UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012

The Boston Beer Company, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	001-14092 (Commission File Number)	04-3284048 (IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA (Address of principal executive offices)		02210 (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On January 4, 2012, A&S Brewing Collaborative LLC, d/b/a Alchemy & Science (“A&S), a wholly-owned subsidiary of the Company, acquired substantially all of the assets of Southern California Brewing Company, Inc., d/b/a Angel City Brewing Company (“Angel City”). In connection with the acquisition, A&S entered into an agreement with Angel City’s founder Michael Bowe, pursuant to which Mr. Bowe will advise A&S, as requested, on Angel City matters, for a period of two years and has also entered into a lease for the Angel City brewery premises located in Los Angeles, California, from which it intends to brew, distribute and sell for on and off premise consumption beers under the Angel City brand name.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Company, Inc. (Registrant)

Date: January 5, 2012	/s/ William F. Urich
William F. Urich
Chief Financial Officer
(Signature)*

*Print name and title of the signing officer under his signature.